EXHIBIT 10.10






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                          2000 STOCK COMPENSATION PLAN


                                       of


                              AVATAR SYSTEMS, INC.
                       f/k/a HCI Acquisition 1998-2, Inc.


                              (a Texas corporation)



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                                Table of Contents


                                                                            Page
                                                                            ----

1.       Purpose of the Plan...................................................1
2.       Definitions...........................................................1
         (a)      "Affiliate"..................................................1
         (b)      "Applicable Laws"............................................1
         (c)      "Award"......................................................1
         (d)      "Award Agreement"............................................1
         (e)      "Board"......................................................1
         (f)      "Code".......................................................1
         (g)      "Committee"..................................................1
         (h)      "Common Stock"...............................................2
         (i)      "Company"....................................................2
         (j)      "Director"...................................................2
         (k)      "Disability".................................................2
         (l)      "Exchange Act"...............................................2
         (m)      "Holder".....................................................2
         (n)      "Incentive Option"...........................................2
         (o)      "Non-Employee Director"......................................2
         (p)      "Nonqualified Option"........................................2
         (q)      "Option".....................................................2
         (r)      "Option Agreement"...........................................2
         (s)      "Optionee"...................................................2
         (t)      "Parent".....................................................2
         (u)      "Person".....................................................3
         (v)      "Plan".......................................................3
         (w)      "Rule 16b-3".................................................3
         (x)      " Reload Option".............................................3
         (y)      "SAR"........................................................3
         (z)      "Subsidiary".................................................3
3.       Maximum Shares of Common Stock Subject to the Plan....................3
         (a)      Maximum Shares Available Under Plan..........................3
         (b)      Determination of Shares Available Under Plan.................4
4.       Administration of the Plan............................................4
         (a)      General......................................................4
         (b)      Plan Interpretation and Administration.......................4
         (c)      Changes in Applicable Law....................................5
5.       Types of Awards Under the Plan........................................6
6.       Persons to Whom Options Shall be Granted..............................6
         (a)      Nonqualified Options.........................................6
         (b)      Incentive Options............................................6
7.       Factors to Be Considered in Granting Awards...........................6
8.       Time of Granting Awards...............................................6
9.       Terms and Conditions of Options.......................................6

                                      -i-

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         (a)      Number of Shares.............................................7
         (b)      Type of Option...............................................7
         (c)      Option Period................................................7
         (d)      Option Prices...............................................10
         (e)      Exercise of Options.........................................10
         (f)      Nontransferability of Options...............................10
         (g)      Limitations on 10% Shareholders.............................11
         (h)      Limits on Vesting of Incentive Options......................11
         (i)      Compliance with Securities Laws.............................11
         (j)      Additional Provisions.......................................12
10.      Medium and Time of Payment...........................................12
11.      Alternate Stock Appreciation Rights..................................13
         (a)      Award of Alternate Stock Rights.............................13
         (b)      Alternate Stock Rights Agreement............................13
         (c)      Exercise....................................................13
         (d)      Amount of Payment...........................................13
         (e)      Form of Payment.............................................13
         (f)      Termination of SAR..........................................14
         (g)      Effect of Exercise of SAR...................................14
         (h)      Effect of Exercise of Related Option........................14
         (i)      Nontransferability of SAR...................................14
         (j)      No Interest in Company Assets...............................14
12.      Reload Options.......................................................14
         (a)      Authorization of Reload Options.............................14
         (b)      Reload Option Amendment.....................................15
         (c)      Reload Option Price.........................................15
         (d)      Term and Exercise...........................................15
         (e)      Termination of Employment...................................15
         (f)      Applicability of Other Sections.............................15
13.      Rights as a Shareholder..............................................15
14.      Optionee's Agreement to Serve........................................15
15.      Adjustments on Changes in Capitalization.............................16
         (a)      Changes in Capitalization...................................16
         (b)      Reorganization, Dissolution or Liquidation..................16
         (c)      Change in Par Value.........................................17
         (d)      Notice of Adjustments.......................................17
         (e)      Effect Upon Holders of Options and SARs.....................17
         (f)      Right of Company to Make Adjustments........................18
16.      Investment Purpose...................................................18
17.      No Obligation to Exercise Option or SAR..............................18
18.      Modification, Extension, and Renewal of Options and SARs.............19
19.      Effective Date of the Plan...........................................19
20.      Termination of the Plan..............................................19
21.      Amendment of the Plan................................................19
22.      Tax Withholding......................................................20
23.      Other Benefits.......................................................20
24.      Indemnification of Committee.........................................20
25.      Application of Funds.................................................20
26.      Notices..............................................................20
27.      Severability.........................................................21
28.      Governing Law........................................................21

                                      -ii-

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                          2000 STOCK COMPENSATION PLAN
                                       of
                              AVATAR SYSTEMS, INC.


         1. Purpose of the Plan. This 2000 Stock Compensation Plan is intended to encourage ownership of the common stock of AVATAR SYSTEMS, INC., a Texas corporation, by certain officers, directors, employees and advisors of the Company, including, without limitation, any division of the Company, or any Subsidiary or Subsidiaries of the Company, in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its divisions or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options and related stock appreciation rights to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options which do not constitute Incentive Options, as determined by the Committee at the time of issuance of such options.

         2. Definitions. As used herein, each of the following terms shall have the meaning given to it below:

                  (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

                  (b) "Applicable Laws" means all applicable federal, state, local or foreign laws, regulations and legal requirements, including without limitation the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under United States state corporate laws, United States federal and state securities laws, and the Code.

                  (c) "Award" means an award of Incentive Options, Nonqualified Options, Reload Options or Stock Appreciation Rights, under the Plan, whether singly, in combination or in tandem.

                  (d) "Award Agreement" means the agreement (including an Option Agreement) between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee"  means (a) the  Compensation  Committee of the
         Board of Directors (or in the event that there is not a Compensation Committee, then the Board of Directors) with respect to Awards granted to all employees and consultants of the Company (other than Non-Employee Directors of the Company) and (b) the entire Board of Directors (regardless of whether there is a Compensation Committee) with respect to Awards granted to Non-Employee Directors of the Company.


STOCK COMPENSATION PLAN-Page 1


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                  (h) "Common  Stock" means the common  stock,  par value $0.001 per share, of the Company.

                  (i) "Company" means Avatar Systems, Inc., a Texas corporation.

                  (j) "Director" means a member of the Board of Directors of the Company.

                  (k) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Holder with the Company or an Affiliate; provided, however, that if that Holder has no such employment agreement or if the employment agreement applicable to the Holder does not specify the meaning of such term, "Disability" shall mean the inability of the Holder to fulfill such Holder's obligations to the Company or an Affiliate by reason of any physical or mental impairment which can be expected to result in death or which has endured or can be expected to endure for a continuous period of not less than 12 months as determined by a physician acceptable to the Committee in its sole discretion.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Holder" means a Person who has received an Award under the Plan.

                  (n) "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

                  (p) "Nonqualified Option" means an Option that is not intended to qualify as an Incentive Option.

                  (q) "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan and includes Incentive Options, Nonqualified Options and Reload Options.

                  (r) "Option Agreement" means the written option agreement in the form approved by the Committee for use under the Plan between the Company and Holder evidencing the grant of an Option.

                  (s) "Optionee" means the Person who receives an Option under the Plan.

                  (t) "Parent" means a "parent corporation," whether now or hereafter existing, which is a corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employee corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

STOCK COMPENSATION PLAN-Page 2

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                  (u) "Person" means any individual,  corporation,  partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

                  (v) "Plan" means this 2000 Stock Compensation Plan of the Company.

                  (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

                  (x) " Reload Option" means any option granted under Section 12 as a result of the payment of the exercise price of an Option and/or the withholding tax related thereto in the form of Common Stock owned by the Holder or the withholding of Common Stock by the Company.

                  (y) "SAR" means the award of stock appreciation rights granted under Section 1 hereof.

                  (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, which is a corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Maximum Shares of Common Stock Subject to the Plan.

                  (a) Maximum Shares Available Under Plan. Subject to adjustment as provided in Section 15 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan shares of the common stock (the "Common Stock"), of the Company, which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the Company (the "Board of Directors"). The maximum aggregate number of shares of Common Stock which may be optioned, sold, granted, or otherwise issued under the Plan shall initially be 400,000 which amount may, at the discretion of the Board, be increased from time to time to a number such that the number of shares of Common Stock available for issuance pursuant to Options to be granted pursuant to this Plan equals 5% of the total number of shares of Common Stock of the Company and shares of any other class of Common Stock of the Company outstanding from time to time; provided, however, subject to adjustment under Section 15 of the Plan, the number of shares of Common Stock which may be optioned, sold, granted or otherwise issued under the Plan shall never be less than 400,000. Notwithstanding the foregoing, subject to adjustment under Section 15 of the Plan, no more than 1,500,000 shares of Common Stock will be available for the granting of Incentive Stock Options under the Plan. Subject to adjustment pursuant to the provisions of Section 15, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted during the term of the Plan shall not exceed 1,500,000 shares. The maximum aggregate number of shares of Common stock with respect to which Options during the term may be granted to any Optionee during the term of the Plan shall not exceed ten percent (10%) of the shares eligible for issuance under the Plan.

STOCK COMPENSATION PLAN-Page 3

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                  (b) Determination of Shares Available Under Plan. To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If and to the extent that any Option to purchase reserved shares shall not be exercised by an Optionee for any reason or if such Option to purchase shall terminate as provided herein, such shares which have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 15 hereof). The grant of SARs shall not affect the number of shares available for grant of Awards under the Plan.

         4. Administration of the Plan.

                  (a) General. The Plan shall be administered by a the Committee appointed by the Board. During any period of time in which the Company is subject to the reporting requirements of the Exchange Act, the Committee shall be comprised solely of not less than two members, each of whom shall be (i) a Non-Employee Director, and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3)), except that if at any time there shall be less than two (2) Directors who are qualified to serve on the Committee, then the Plan shall be administered by the full Board. All references in this Plan to the Committee shall be deemed to refer instead to the full Board at any time there is not a Committee consisting of at least two (2) members of the Board qualified to act hereunder. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  (b) Plan Interpretation and Administration. The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and the Awards granted hereunder, and to adopt, prescribe, amend, and rescind
         rules  and   regulations   relating  to  the  Plan,  and  to  make  all
         determinations necessary or advisable for administering the Plan, including, but not limited to, (i) the designated Person or Persons who shall be granted Awards under the Plan, (ii) the term of each Option,
         (iii) the number of shares covered by such Option, (iv) whether such Option shall constitute an Incentive Option or a Nonqualified Option or a Reload Option, (v) the exercise price for the purchase of the shares of Common Stock covered by such Option, (vi) the period during which the Option may be exercised, (vii) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, (viii) the time or times at which Options shall be granted, (ix) amend the terms of any Option previously granted in such a manner that the amended Option contains such terms and conditions as the Committee could have determined and set forth in the Option at the time it was originally granted, (x) determine and grant alternate stock appreciation rights, including, without limitation, the recipients and the related terms and conditions thereof consistent with the applicable provisions of the Plan, (xi) prescribe the form of Award Agreements embodying Awards granted under the Plan, (xii) grant waivers of Plan terms, conditions, restrictions and limitations to the extent permitted under the Plan, (xiii) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company, and (xiv) determine the fair market value of a share of Common Stock as of the date of grant of an Option. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

STOCK COMPENSATION PLAN-Page 4

                           The  interpretation by the Committee of any provision
                  of the Plan or of any Option Agreement entered into pursuant to the Plan with respect to any Incentive Option shall be in accordance with Section 422 of the Code and the regulations issued thereunder, and as such section or regulations may be amended from time to time, in order that the rights granted hereunder and pursuant to such Option Agreements shall constitute "incentive stock options" within the meaning of such section. The interpretation and construction by the Committee of any provision of the Plan or of any Award granted hereunder shall be final and conclusive, unless otherwise determined by the Board. The decisions of the Board and its actions with respect to the Plan shall be final, conclusive and binding on all Persons having or claiming to have any right or interest in or under the Plan, including Optionees and their respective estates, beneficiaries and legal representatives. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted pursuant to the Plan. Upon issuing an Award under the Plan, the Committee shall report to the Board the name of the person granted such Award, and if such Award is an Option, whether such Option is an Incentive Option or a Nonqualified Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

                  (c) Changes in Applicable Law. If the laws relating to Incentive Options or Nonqualified Options are changed, altered or amended during the term of the Plan, the Board shall have full authority and power to alter or amend the Plan with respect to Incentive Options or Nonqualified Options, respectively, to conform to such changes in Applicable Law without the necessity of obtaining further shareholder approval thereof, unless the changes require such approval.

STOCK COMPENSATION PLAN-Page 5

         5. Types of Awards Under the Plan. Subject to the applicable provisions of the Plan, awards under the Plan may be in the form of Incentive Options, Nonqualified Options, alternate stock appreciation rights (as described in Section 11 hereof), Reload Options (as described in Section 12 hereof), or a combination thereof. Awards under a particular Section of the Plan need not be uniform, and Awards under two or more Sections of the Plan may be combined into a single Award Agreement.

         6. Persons to Whom Options Shall be Granted.

                  (a) Nonqualified Options. Nonqualified Options shall be granted only to officers, directors (including Non-Employee Directors) of the Company or a Subsidiary, employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Nonqualified Options, are either officers, directors, employees or advisors of the Company or a Subsidiary.

                  (b) Incentive Options. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Incentive Option are either an employee of the Company or a Subsidiary. Except as set forth in Section 9(g) hereof, no individual shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (a "10% Shareholder").

         7. Factors to Be Considered in Granting Awards. In making any determination as to persons to whom Awards shall be granted and the number of shares to be covered by Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         8. Time of Granting Awards. Neither any provision contained in the Plan nor any resolution adopted or to be adopted by the Board or the Shareholders of the Company or a Subsidiary nor any action taken by the Committee shall constitute the granting of any Award. The granting of an Award shall be effected only when a written Award Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof, including if the Award consists of an Option, those set forth in Section 9 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Award Agreement shall have been duly executed and delivered as set forth in this Section 8.

         9. Terms and Conditions of Options. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

STOCK COMPENSATION PLAN-Page 6

                  (a) Number of Shares. Each Option shall state the number of shares of Common Stock which it represents.

                  (b) Type of Option. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

                  (c) Option Period.

                           (1) General. Each Option shall state the date upon which it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option, subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant thereof; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof.

                           (2) Termination of Employment. Except as otherwise provided in case of Disability, death or Change of Control (as hereinafter defined), no Option shall be exercisable after an Optionee who is an employee of the Company or a Subsidiary ceases to be employed by the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any Incentive Option for not more than three (3) months following the date of termination of such Optionee's employment and to extend the term of any Nonqualified Option for a period determined by the Committee provided such period may not exceed the original exercise period set forth in the Option Agreement; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, and provided further, that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five
                  (5) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

                           (3) Cessation of Service as Director or Advisor. Except as otherwise provided in case of Disability, death or Change of Control, no Option shall be exercisable after an Optionee who was a director or advisor of the Company or a Subsidiary ceases to be a director or advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any such Option for a period determined by the Committee provided such period may not exceed the original exercise period set forth in the Option Agreement; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

STOCK COMPENSATION PLAN-Page 7

                           (4) Disability. If an Optionee's employment is terminated by reason of the permanent and total Disability of such Optionee or if an Optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such Optionee, the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any Option then held by such Optionee for not more than one (1) year following the date of termination of the Optionee's employment or the date such Optionee ceases to be a director or advisor of the Company or a Subsidiary, as the case may be, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

                           (5) Death. If an Optionee dies while in the employ of
                  the Company or a Subsidiary, or while serving as a director or advisor of the Company or such Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Options directly from the Optionee by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise such Option at the date of such Optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five
                  (5) years from the date it is granted. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

                           (6) Acceleration and Exercise Upon Change of Control.
                  Notwithstanding the preceding provisions of this Section 9(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

STOCK COMPENSATION PLAN-Page 8

                                    (i) Any  "person",  including  a "group"  as
                           determined in accordance with Section 13(d)(3) of the Exchange Act and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, other than a person who is such a beneficial owner on the Effective Date of the Plan and any affiliate of such person;

                                    (ii) As a result of, or in connection  with,
                           any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                                    (iii)  Following the  Effective  Date of the
                           Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;

                                    (iv) A  tender  offer or  exchange  offer is
                           made and consummated for the ownership of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; or

                                    (v) The Company  transfers  more than 50% of
                           its assets, or the last of a series of transfers results in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 9(c)(6)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined by an independent appraisal thereof, and (ii) the net book value of all other assets of the Company, each determined as of the date of the Transaction involved.

                           In  addition,  upon a Change of Control,  any Options
                  previously granted under the Plan, to the extent not already exercised, may be exercised in whole or in part, either immediately or at any time during the term of the Option, as such holder shall elect.

STOCK COMPENSATION PLAN-Page 9

                  (d) Option Prices. The purchase price or prices of the shares of the Common Stock which shall be offered to any person under the Plan and covered by an Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting such Option or such greater purchase price as may be determined by the Committee at the time of granting such Option; provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of the Common Stock covered by such Incentive Option may not be less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the NASDAQ National Market ("NASDAQ") on the date the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the date the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the Option is granted or, if no sale of the Common Stock of the Company shall have been made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

                  (e) Exercise of Options. To the extent that a holder of an Option has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the Person or Persons so exercising the Option, and shall contain any investment representation required by
         Section 9(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to either Section 9(c)(4) or Section 9(c)(5) hereof, by any person or persons other than the Optionee, such notice shall also be accompanied by appropriate proof of the right and authority of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Person or Persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

                  (f) Nontransferability of Options. An Option granted pursuant to the Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in Section 9(c)(4) hereof during the Optionee's lifetime and shall not be assignable or transferable by the Optionee otherwise than by Will or the laws of descent and distribution. An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of an Award or of any rights granted thereunder contrary to the foregoing provisions of this Section 9(f), or the levy of any attachment or similar process upon an Award or such rights, shall be null and void.

STOCK COMPENSATION PLAN-Page 10

                  (g) Limitations on 10% Shareholders. No Incentive Option may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date the Incentive Option is granted.

                  (h) Limits on Vesting of Incentive Options. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such Option shall be treated as an Option which is not an Incentive Option.

                  (i) Compliance with Securities Laws. The Plan and the grant and exercise of the rights to purchase of Common Stock hereunder, and the Company's obligations to sell and deliver shares of Common Stock upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the Optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems it necessary, include provisions in the Option Agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company, acting in the judgment of and through the Committee, as necessary from time to time during the term of the Plan to assure compliance with said laws. Such changes may be made with respect to any particular Option or Common Stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

STOCK COMPENSATION PLAN-Page 11

                  "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER."

                  (j) Additional Provisions. The Option Agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary in order that the Option will be an "incentive stock option" as defined in
         Section 422 of the Code.

         10. Medium and Time of Payment. The purchase price of the shares of the Common Stock as to which an Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of the Option, (ii) by tendering to the Company previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of any Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of Common Stock purchased and no certificate evidencing such shares will be issued until the personal check clears payment through normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be deemed null and void. In the event the Optionee tenders shares of Common Stock in full or partial payment for the shares being purchased pursuant to exercise of an Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock power(s) endorsed in favor of the Company with the signature on such stock power(s) being guaranteed. If an Optionee tenders shares, such Optionee shall thereupon assume sole and full responsibility for the tax consequences, if any, to such Optionee arising therefrom, including the possible application of Code Section 424(c), or its successor Code section, which negates nonrecognition of income with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to qualify for preferential tax treatment.

STOCK COMPENSATION PLAN-Page 12

         11. Alternate Stock Appreciation Rights.

                  (a) Award of Alternate Stock Rights. Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option (the "Related Option"), a related alternate SAR, permitting such Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Option must be granted together with the Related Option. A SAR granted with respect to a Nonqualified Option may be granted together with or subsequent to the grant of such Related Option.

                  (b) Alternate Stock Rights Agreement. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the Optionee receiving the Related Option.

                  (c) Exercise. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the SAR, the number of shares in respect of which it is being exercised, shall be signed by the person so exercising the SAR and shall be accompanied by the agreement evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR and the Related Option the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option, respectively, and return such SAR and Related Option to the holder thereof.

                  (d) Amount of Payment. The amount of payment to which an Optionee shall be entitled to receive upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the Option related to said SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment. For this purpose, the fair market value of a share of Common Stock shall be determined in the manner set forth in Section 9(d) hereof.

                  (e) Form of Payment. The amount payable by the Company to an Optionee upon exercise of a SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of a SAR shall be determined by dividing the amount of payment determined pursuant to
         Section 11(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of this Plan, the exercise date of a SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 11(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued subject to the applicable rights and restrictions specified herein.

STOCK COMPENSATION PLAN-Page 13

                  (f) Termination of SAR. Except as otherwise provided in case of Disability or death, no SAR shall be exercisable after an Optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date such Optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided further, that the Committee may not extend the period during which an Optionee may exercise a SAR for a period greater than the period during which an Optionee may exercise the Option related to said SAR. If an Optionee's position as an employee, director or advisor of the Company is terminated due to the Disability or death of such Optionee, the Committee shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the Optionee may exercise the Option related to said SAR, as set forth in Sections 9(c)(4) and 9(c)(5) hereof, respectively.

                  (g) Effect of Exercise of SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

                  (h) Effect of Exercise of Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                  (i) Nontransferability of SAR. A SAR granted pursuant to this Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in Section 9(c)(4) hereof during the Optionee's lifetime and, subject to the provisions of Section 11(f) hereof, shall not be assignable or transferable by the Optionee. A SAR granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 11(i), or the levy of any attachment or similar process upon a SAR or such rights, shall be null and void.

                  (j) No Interest in Company Assets. To the extent any Person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such Person shall not have any rights in or against any specific assets of the Company.

         12. Reload Options.

                  (a) Authorization of Reload Options. Concurrently with the award of any Nonqualified Option and/or the award of any Incentive Option to any participant in the Plan, the Committee may authorize a Reload Option to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

STOCK COMPENSATION PLAN-Page 14

                           (1) The  number of shares  of  Common  Stock  used to
                  exercise the underlying Nonqualified Option or Incentive Option; and

                           (2) To the extent  authorized by the  Committee,  the
                  number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualified Option or Incentive Option.

                  The grant of a Reload Option will become effective upon the exercise of the underlying Nonqualified Option, Incentive Option or Reload Option through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  (b) Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualified Option and/or Incentive Option. Upon the exercise of an underlying Nonqualified Option or Incentive Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

                  (c) Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective, determined in the manner set forth in Section 9(d) hereof.

                  (d) Term and Exercise. Each Reload Option shall be fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining term of the underlying Nonqualified Option and/or Incentive Option.

                  (e) Termination of Employment. No additional Reload Options shall be granted to Optionees when Nonqualified Options, Incentive Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

                  (f) Applicability of Other Sections. To the extent not inconsistent with the foregoing provisions of this Section, the other Sections of this Plan pertaining to Options, including Sections 6, 7, 8, 9 and 10, are incorporated herein by this reference thereto as though fully set forth herein.

         13. Rights as a Shareholder. The holder of an Option or a SAR shall have no rights as a shareholder with respect to the shares covered by the Option or SAR until the due exercise of the Option, Related Option, or SAR and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

         14. Optionee's Agreement to Serve. Each employee receiving an Option shall, as one of the terms of the Option Agreement, agree that such employee will remain in the employ of the Company or a Subsidiary for a period of at least one (1) year from the date on which the Option shall be granted to such employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Any termination of such employee's employment during the period which the employee has agreed pursuant to the foregoing provisions of this Section 14 to remain in employment that is either for cause or voluntary on the part of the employee shall be deemed a violation by the employee of such employee's agreement. In the event of such violation, any Option or Options held by such employee, to the extent not theretofore exercised, shall forthwith terminate, unless otherwise determined by the Committee. Notwithstanding the preceding, neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the Optionee the right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

STOCK COMPENSATION PLAN-Page 15

         15. Adjustments on Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, the exercise price per share thereof specified in each such Option, and the rights and privileges attendant to any outstanding SARs shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date such Option or such SAR is granted, so that upon exercise of such Option or related SAR, if any, the Optionee shall receive the same number of shares or same SARs, as applicable, the Optionee would have received had the Optionee been the holder of all shares subject to such Optionee's outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock.

                  (b) Reorganization, Dissolution or Liquidation. Subject to any required action by the Shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option and SAR, if any, shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option or related SARs would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option and each outstanding SAR to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each Optionee, and each Optionee shall, in such event, have the right, during the such period of thirty (30) days preceding such termination date, to exercise such Optionee's Options and SARs, as applicable, in whole or in part in the manner herein set forth. In the event of any recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of Common Stock) affecting the Common Stock, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee may deem appropriate, and the number of shares issuable pursuant to any Option or rights related to any SARs theretofore granted (whether or not then exercisable) and/or the exercise price per share of such Option and/or the rights related to such SARs, as applicable, shall be subject to such adjustment as the Committee may deem appropriate with a view toward preserving the value any of such Option and any such SARs, respectively.

STOCK COMPENSATION PLAN-Page 16

                  (c) Change in Par Value. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

                  (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 15 relate to the capital stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option and related SAR, if applicable, under this Plan and such adjustments shall be effective and binding on the Optionee.

                  (e) Effect Upon Holders of Options and SARs. Except as hereinbefore expressly provided in this Section 15, the holder of an Option or an SAR shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option or related SARs. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option or SAR granted hereunder upon the occurrence of any of the following events:

                           (1) The grant or  exercise  of any other  options  or
                  SARs which may be granted or exercised under this Plan or any other qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options or SARs were outstanding on the date of grant of the Option or SAR or thereafter granted;

                           (2) The sale of any  shares  of  Common  Stock in any
                  public offering of securities by the Company, including, without limitation, shares sold upon the exercise of any overallotment option granted to underwriters in connection with such offering;

STOCK COMPENSATION PLAN-Page 17

                           (3) The issuance, sale or exercise of any warrants to
                  purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or SAR or thereafter issued;

                           (4) The issuance or sale of rights,  promissory notes
                  or other securities convertible into shares of Common Stock in accordance with the terms of such securities (the "Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or SAR or were thereafter issued or sold;

                           (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

                           (6) Upon any  amendment  to or change in the terms of
                  any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

                  (f) Right of Company to Make Adjustments. The grant of an Option and related SARs pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or to suspend, terminate, amend or modify the Plan.

         16. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchase of the shares of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution thereof; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law or regulation, or rule of any governmental agency.

         17. No Obligation to Exercise Option or SAR. The granting of an Option or SAR pursuant to the Plan shall impose no obligation upon the Optionee to exercise such Option or SAR.

STOCK COMPENSATION PLAN-Page 18

         18. Modification, Extension, and Renewal of Options and SARs. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board may modify, extend or renew outstanding Options and related SARs granted under the Plan, or accept the surrender of outstanding Options and related SARs, if applicable, each to the extent not theretofore exercised. Notwithstanding the foregoing, however, no modification of an Option or SAR shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option or SAR theretofore granted under the Plan.

         19. Effective Date of the Plan. The Plan shall become effective on the date of execution hereof, which date is the date the Board approved and adopted the Plan (the "Effective Date"); provided, however, if the Shareholders of the Company shall not have approved the Plan by the requisite vote of the Shareholders within twelve (12) months after the Effective Date, then the Plan shall terminate and all Options and SARs theretofore granted under the Plan shall terminate and be null and void.

         20. Termination of the Plan. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options and related SARs, as applicable, may be granted under this Plan at any time and from time to time prior to its termination. Any Option and related SAR, if applicable, outstanding under the Plan at the time of its termination shall remain in effect until the Option and related SAR, if applicable, shall have been exercised or shall have expired.

         21. Amendment of the Plan. The Plan may be terminated at any time by the Board. The Board may at any time and from time to time without obtaining the approval of the Shareholders of the Company or a Subsidiary, modify or amend the Plan (including such form of Award Agreement as hereinabove mentioned) in such respects as it shall deem advisable; provided, however, any amendment to the Plan shall be approved by the Shareholders of the Company if the amendment would
(i) materially  increase the benefits  accruing to participants  under the Plan,
(ii) materially increase the number of securities which may be issued under the Plan, except as provided in Section 15 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Without limiting the generality of the foregoing, the Board may at any time and from time to time without obtaining the approval of the Shareholders of the Company modify or amend the Plan (including such form of Award Agreements as hereinabove mentioned) to (i) comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules and regulations thereunder or other applicable laws, (ii) increase the number of securities issuable to investors under the Plan by less than ten percent (10%) based on the amount of securities issuable under the Plan as last expressly approved by the Shareholders of the Company, (iii) amend the Plan to adjust the terms of Options and SARs, if applicable, previously granted to reflect a restructuring transaction, such as a holding company formation, stock split or stock dividend, extraordinary dividend, spin-off or issuance of repurchase rights. The termination or any modification or amendment of the Plan shall not, without the consent of the Optionee, affect such Optionee's rights under any Option or related SAR, if any, theretofore granted to such Optionee. With the consent of the Optionee to whom such Option and related SAR, if any, was granted, an outstanding Option and related SAR, if applicable, may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of the Plan applicable to the grant of a new Option and related SAR, if applicable, on the date of modification or amendment.

STOCK COMPENSATION PLAN-Page 19

         22. Tax Withholding. Whenever an Optionee shall recognize compensation income as a result of the exercise of any Option or SAR granted under the Plan, such Optionee shall remit in cash to the Company or a Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then applicable provisions of the Code. The full amount of such withholding shall be paid by the Optionee simultaneously with the award or exercise of an Option or SAR, as applicable.

         23. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits or contributions under any retirement plan of the Company or any Affiliates now or subsequently in effect.

         24. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or SAR granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

         25. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

         26. Notices. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the Person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five (5) days after deposit in the mail or the date of delivery as shown by the return receipt therefore, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address that it or such Optionee had theretofore, specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to an Optionee at the Optionee's address set forth in the records of the Company or (ii) to the Company at the principal executive offices of the Company clearly marked "Attention: Stock Plan Administration."

STOCK COMPENSATION PLAN-Page 20

         27. Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

         28. Governing Law. Except to the extent governed by the applicable provisions of the Code or Federal securities laws, this Plan shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, this Plan is executed by the undersigned officers of AVATAR SYSTEMS, INC., each being hereunto duly empowered and authorized, on this Ninth day of October, 2000.

                                              HCI ACQUISITION 1998-2, INC.


                                              By: /s/ Timothy P. Halter
                                                 ------------------------
                                                 Timothy P. Halter, President

ATTEST:


/s/ Greg Allen
----------------------
Gregg Allen, Secretary





STOCK COMPENSATION PLAN-Page 21